INVESTOR PRESENTATION Q2 2023 Essential Retail. Smart Locations. Escarpment Village | Austin, TX ®

Introductory Notes Cautionary Note About Forward-Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements about the Company’s 2023 guidance, portfolio resilience and positioning, and acquisition growth or regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future, are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “outlook,” “guidance,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; the effects and duration of the COVID-19 pandemic; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner. 2

Overview Lakeside & Lakeside Crossing | Orlando, FL

Overview Retail Properties Total GLA Avg. Center Size Sun Belt 1 Avg. TAP Score (Peer Average = 68) 3 63 Grocery-Anchored 1, 2 1. Reflects YTD NOI of properties owned as of June 30, 2023. 2. NOI percentages include shadow-anchored grocery store tenants. Walmart, Target, and warehouse clubs are considered grocers, regardless of whether the box is owned by InvenTrust or shadow anchored. 3. Source: Green Street. Peers include BRX, KIM, KRG, PECO, REG, ROIC, and SITC. 5.0x-6.0x Net Debt-To- Adjusted EBITDA 25%-35% Net Leverage Ratio $1.61-$1.64 Growth of 3% To 4% 2023 Core FFO Per Diluted Share 4.0%-5.0% 2023 SP-NOI Growth 4 10.4M 165K 74 95% 87% 2023 Guidance & Long-Term Targets Portfolio Statistics

Simple and Focused Strategy High-Performing, Grocery- Anchored Portfolio • 87% of NOI derived from centers with a grocery presence • Essential retail tenants drive recurring foot traffic • Robust leasing demand driving occupancy to all- time highs Strong Balance Sheet • Investment grade balance sheet with ample liquidity • Conservative leverage enables self- funded growth strategy • Disciplined capital allocation strategy finding the right opportunities • Increased dividend 5% in 2022 & 2023 Sun Belt Markets Poised For Growth • Sector-leading Sun Belt concentration of 95% • Attractive demographic trends – jobs, population, education & household income • Durable cash flow providing stability and long-term growth set to outpace peers Corporate Sustainability And Governance • Shareholder friendly governance structure, with access to the proxy • Destaggered Board, opted out of MUTA • GRESB participant since 2013 • Published annual ESG report with five-year environmental reduction targets • Named as a 2022 Green Lease Leader (Silver Recognition) Local Expertise • Trusted operator with strong tenant relationships • Operational teams within 2 hours of over 95% of assets • Field offices bringing robust market knowledge to the company 5

Q2 2023 Highlights Portfolio Quality Financial Performance Driving Growth2 Q2 2023 Leased Occupancy ABR Per SF1 Retention Rate Q2 2023 Anchor Space Leased Occupancy YTD 2023 Leasing Spreads Q2 2023 Small Shop Space Leased Occupancy Net Debt-To- Adjusted EBITDA3 Net Leverage Ratio4 Total Liquidity 2023 Annualized Dividend Rate 2023 YTD SP-NOI Growth 1. Represents Total Portfolio ABR per SF as of June 30, 2023, including ground and excluding specialty leases. Excluding ground rent, ABR per SF is $20.63 as of June 30, 2023 2. Reflects financial metrics as of June 30, 2023 3. Reflects a trailing 12-month Net Debt-to EBITDA as of June 30, 2023 4. Reflects net debt to real estate assets, excluding property accumulated depreciation 6 96.2% $19.18 92% 6% 98.6% 92.0% 5.4x 28% $434M $0.86 3.5%

Portfolio 7 The Shops at Arbor Trails | Austin, TX

Sun Belt Focused: Stable & Long-Term Value Atlanta 10%Houston 11% Miami 10% Top 5 61% Top 5 Markets by ABR Percentage of Total Concentrated portfolio in markets with strong demographic trends InvenTrust Portfolio by Percentage of ABR Southern CA 12% San Antonio 3% Austin 18% Dallas/Fort Worth/ Arlington 9% Houston 11% Atlanta 10% Tampa/Fort Myers 5% Miami/Fort Lauderdale/ West Palm Beach 10% Orlando 5% Charlotte 5% Raleigh / Durham 7% DC Metro 3% 8 Austin 18% Southern CA 12% Richmond 2%

Demographic Tailwinds Nashville Atlanta Austin Dallas / Fort Worth Phoenix Charlotte Raleigh/ Durham Miami Fort Lauderdale Salt Lake City *Sun Belt Markets TOP U.S. GROWTH MARKETS Estimated Annualized Retail M-RevPAF Growth ‘23 to ‘271 InvenTrust Markets Are Corporate Magnets2 FAVORABLE 3-MILE DEMOS Population: 83,000 Household Income: $113,000 College Educated: 49% MSA PROFILE Business Friendly Migration to Sun Belt Limited Supply 9 3.7% 3.6% 3.5% 3.5% 3.5% 3.4% 3.4% 3.2% 3.1% 2.9% 1) Source – Green Street - A measure of the health of a market (or sector) that combines two key operating metrics (effective market rents and occupancy) into a single value. 2) Select new office openings and relocations announced in 2021 – 2023.

Add Page Numbers in PPT Necessity-Based Centers Continue to Thrive Essential Retail • Consumer goods and services that satisfy needs for day-to-day living • Recession-resistant through previous cycles • Marginal exposure to distressed tenants Strong Traffic • Consumers visit grocery stores approximately 2 times a week1 • Work from home & migration to the suburbs benefits all-day traffic to retail centers • Limited to no new supply driving traffic to premier centers Last-Mile Solution • Local properties - critical & attractive component in the last-mile solution • Curbside pickup & BOPIS programs more efficient than e-grocery options • Retailers accelerating investment for in-store order fulfillment • Turning “back-of-house” space into a hybrid distribution center Convenient for Consumers • Well-located centers connect retailers to customers • Accessible parking lots for quick trips and immediate need purchases • Retailers being creative with common area spaces to improve customer experiences • 85% of retail sales come from brick & mortar and have outpaced e-commerce growth in 20222 1. The Food Marketing Institute; U.S. Grocery Shopper Trends 2022 2. Green Street 10

High Quality Portfolio, High Performing Assets Tenant mix of daily needs retail drives performance in all economic conditions Neighborhood Center Community Center Power Center w/ Grocer Power Center w/out Grocer Trade Area 1-3 mi. Trade Area 3-5 mi. Trade Area 5-10 mi. Trade Area 5-10 mi. • 38 properties • 3.8M GLA • 39% of NOI • $20.10 ABR 1 • 13 properties • 3.0M GLA • 30% of NOI • $19.78 ABR 1 • 8 properties • 2.2M GLA • 18% of NOI • $16.92 ABR 1 • 4 properties • 1.4M GLA • 13% of NOI • $18.78 ABR 1 Note: As of June 30, 2023. 1. Includes ground and excludes specialty leases. 11 Old Grove Marketplace | San Diego, CA Shops at the Galleria | Austin, TXSarasota Pavilion | Tampa, FLKyle Marketplace | Austin, TX

Essential Retail is Recession Resistant 7 of the top 15 tenants are grocers, which drive traffic to centers TOP 15 TENANTS # Tenant Credit Rating (S&P) # of Leases % of ABR 1 BBB 151 5.2 2 N/A 152 3.4 3 A 13 2.4 4 BB 6 2.3 5 N/A 5 2.3 6 AA 5 1.4 7 B+ 7 1.3 8 BBB+ 4 1.2 9 N/A 8 1.1 10 D 5 1.0 11 BBB 3 1.0 12 B- 6 1.0 13 A+ 2 0.9 14 N/A 4 0.9 15 A- 7 0.9 Top 15 Total 105 26.3% % OF ABR Essential Retail 60.1% Grocery / Drug 20.0 Health & Beauty Services 11.1 Medical 9.0 Off Price 5.0 Banks 4.9 Office / Communications 3.4 Pets 3.3 Other Essential Retail / Services 2.6 Hardware / Auto 0.8 Restaurants 20.2% Quick Service 11.9 Full Service 8.3 Other Retail / Services 19.7% Apparel / Accessories 5.0 Home 3.6 Fitness 3.6 Hobby / Sports 2.8 Office (Non-Financial, Non-Medical) 1.3 Entertainment 1.0 Other 2.4 Total 100%Note: as of June 30, 2023. 1. Includes one fuel pad. 2. Includes three Publix Liquor locations *Grocer Tenant 12

2019 2020 2021 2022 Q1 2023 Q2 2023 HISTORICAL LEASED OCCUPANCY 94.7% 92.8% 96.1% 93.9% Robust Leasing Pipeline of Essential Tenants Portfolio is experiencing unprecedented demand RECENTLY EXECUTED LEASES Note: Data as of June 30, 2023. Anchors Small Shop 13 20222019 6% 8% 0% COMPARABLE RE-LEASING SPREADS (Blended) 4% 2020 2021 96.1% 7% Q1 2023 96.2% 6% Q2 2023

Recent Acquisitions in Sun Belt Markets

InvenTrust Properties

Purchasing necessity-based retail assets in the Sun Belt delivering stable cash flow


H-E-B

WHOLE FOODS MARKET

FRESH MARKET

FOOD LION


ESCARPMENT VILLAGE	THE SHOPS AT ARBOR TRAILS	BAY LANDING	EASTFIELD VILLAGE	THE SHOPPES AT DAVIS LAKE
MSA: Austin, TX	MSA: Austin, TX	MSA: Fort Myers, FL	MSA: Charlotte, NC	MSA: Charlotte, NC
• Purchased 2022 • ABR PSF - $21.63 • H-E-B anchored • 100% leased occupancy • 3-mile Avg. HHI - $144,200 • 3-mile Population – 72,000	• Purchased 2022 • ABR PSF - $13.83 • Costco & Whole Foods anchored • 100% leased occupancy • 3-mile Avg. HHI - $118,100 • 3-mile Population – 88,700	• Purchased 2022 • ABR PSF - $10.02 • Fresh Market & HomeGoods • 100% leased occupancy • 3-mile Avg. HHI - $121,400 • 3-mile Population – 47,100	• Purchased 2022 • ABR PSF - $17.64 • Food Lion anchored • 96% leased occupancy • 3-mile Avg. HHI - $103,800 • 3-mile Population – 54,300	• Purchased 2023 • ABR PSF - $16.74 • Harris Teeter anchored • 97% leased occupancy • 3-mile Avg. HHI - $91,300 • 3-mile Population – 70,000

Note: As of June 30, 2023

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JV PORTFOLIO OVERVIEW – Acquired January 2023 Add Page Numbers in PPT Acquisition of PGGM Joint Venture Properties PROPERTY STONE RIDGE MARKET3 BAY COLONY BLACKHAWK TOWN CENTER CYFAIR TOWN CENTER STABLES TOWN CENTER MSA San Antonio, TX Houston, TX Houston, TX Houston, TX Houston, TX Leased Occupancy 89.9% 93.5% 99.1% 92.3% 94.5% GLA 219 416 127 434 148 ABR / SF1 $23.94 $16.44 $13.96 $15.76 $17.56 Major Tenants2 HEB Plus*, HEB, Kohl’s, Petco, HEB, Walgreens Kroger, Cinemark Kroger Burlington, Petsmart Social Security USA, Crunch Fitness, Administration, The J.C. Penney University of Texas Medical Branch, Walgreens Note: As of June 30, 2023. 1. Inclusive of ground rent. Excludes specialty lease income. 2. Grocers listed first and bolded, remaining anchor tenants are shown alphabetically. Shadow anchors are noted with an asterisk. 3. Stone Ridge Market was purchased in December 2022, not part of the $100M JV acquisition (January 2023). Key Highlights Of The Transaction: • Delivered on management’s commitment to continue to grow IVT’s asset base in the Sun Belt • Known assets with no execution risk • Purchased remaining stake of JV for ~$100 million • Assets part of the company’s investment strategy since entering the public market • InvenTrust portfolio is now 100% wholly-owned 15

Redevelopment: Modest and disciplined program SOUTHERN PALM CROSSING - Miami, FL Status: Active Estimated Completion: 2024 Project Description: Redevelopment of a former bank building to a freestanding building with a drive-through CYFAIR TOWN CENTER - Cypress, TX Status: Active Estimated Completion: 2023 Project Description: Façade renovation and outparcel redevelopment to include drive-through PRE-DEVELOPMENT (15 Projects) Status: Pre-Development Estimated Completion: 2024+ Project Description: Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning SUNCREST VILLAGE - Orlando, FL CASE STUDY: Co-investment with an anchor tenant to rebuild an existing grocery store, upgrade the façade, and other improvements BEFORE AFTER – OPENED SUMMER ‘22 Note: The Company’s estimates are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. Infusing capital to enhance the consumer experience focused on revitalization and anchor repositioning 16

Old Grove Marketplace | San Diego, CA Balance Sheet & 2023 Outlook

Investment Grade Balance Sheet InvenTrust continues to diversify its capital structure Balance Sheet Highlights1: • Investment grade rating of ‘BBB-’ with stable outlook from Fitch • $434M in liquidity includes $84M of cash and $350M remaining capacity on revolving credit facility • Weighted average interest rate: 3.88% • Weighted average maturity: 4.3 years 2 TOTAL MARKET CAPITALIZATION3 8% Secured Debt 27% Unsecured Debt 65% Market Cap (Equity) SUMMARY OF OUTSTANDING DEBT3 78% Unsecured Fixed 20% Secured Fixed 2% Secured Variable 1. As of June 30, 2023 2. Excludes available extension options 3. Percentages based on total market capitalization as of June 30, 2023, calculated as follows: closing stock price multiplied by total shares outstanding plus total debt outstanding DEBT MATURITY SCHEDULE1,2 ($ Millions) 2023 2024 $16 2025 $23 2026 $200 $200 $226 2027 Thereafter $250 $282 18 $32 Secured Unsecured $92 $26

Conservative and Well-Positioned Leverage Profile NET LEVERAGE RATIO (DEBT + PREFERRED AS % OF GROSS ASSETS) 1 InvenTrust go- forward target Leverage Ratio range of 25% – 35% Peer Average : 37% 26% 30% 35% 36% 38% 38% 40% 53% 1. Source :July 2023 Green Street report (as of Q1 ’23), RPT – public filings and KeyBanc (as of Q1 ’23) InvenTrust will maintain a low leverage business model 19 NET DEBT-TO-ADJUSTED EBITDA1 InvenTrust go- forward target Net Debt to EBITDA range of 5.0x – 6.0x 4.9x 5.2x 5.3x 5.6x 5.9x 6.4x 6.8x 8.2x Peer Average : 6.0x 5.3x 26%

$0.86 $0.82 $0.78 $0.76 $0.74 $0.72 $0.70 $0.68 Consistent Dividend Increases Steady dividend increase with additional capacity to grow in the future HISTORICAL & PROJECTED DIVIDEND PAYMENTS 1 Note: The Company’s projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. 1. InvenTrust effected a one-for-ten reverse stock split effective on August 5, 2021. Dividend per share payments are adjusted for the split. 2. Aggregate distributions (as a % of Core FFO) for the six months ended June 30, 2023. Aggregate dividends declared as a percentage of Core FFO = 52%2 2016 2017 2018 2019 2020 2021 2022 2023E 5% Increase 20 5% Increase

Add Page Numbers in PPT 2023 Outlook and Guidance 1. Net Income per diluted share excludes effects from potential acquisitions or dispositions. 2. NAREIT FFO per diluted share: • Excludes effects from potential acquisitions or dispositions. • Excludes any items that impact NAREIT FFO comparability, including loss on debt extinguishment, non-routine or one-time items of which, in the Company’s judgement, are not pertinent to measuring on-going operating performance. • Includes an expectation that some tenants will move from the cash basis of accounting to the accrual basis of accounting, which can result in volatility in straight-line rental income adjustments. General and administrative: $31,250 — $32,750, Interest expense, net : $34,000 — $34,500, Adjustments for uncollectibility : 50 bps — 150 bps, Net investment activity : ~ $150,000 • Interest expense, net, excludes amortization of debt discounts and financing costs, and expected interest income of $1.5 million to $2.5 million. • Adjustments for uncollectibility are reflected as basis points of expected total revenue. • Net investment activity represents anticipated acquisition activity less disposition activity. In addition to the foregoing assumptions, the Company's 2023 Guidance incorporates a number of other assumptions that are subject to change and may be outside the control of the Company. For example, the Co pany’s guidance is inclusive of prior period rent that the Company anticipates collecting. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results. Components of Annual Growth 2023 OUTLOOK AND GUIDANCE 21 $0.06 to $0.11Net Income per diluted share1 4.0% to 5.0%SPNOI Growth $1.61 to $1.64 3% to 4% YoY growth NAREIT FFO per diluted share2 Core FFO per diluted share $1.64 to $1.69

Kyle Marketplace | Austin, TX Environmental, Social and Governance

ESG Overview

InvenTrust Properties

InvenTrust is committed to the principles of ESG to create long-term shareholder value


EVgo
FAST CHARGING
EVgo.com




InvenTrust
NEW YORK STOCK EXCHANGE

Environmental

- 100% of properties have energy management systems installed
- 100% of landlord-controlled common area parking lot lighting upgraded to LEDs
- Signed 13 EV charging station deals and named an "EV Charging Hero" by EVgo in 2022
- InvenTrust was named a Green Lease Leader, Silver Level Recognition, in 2022

Social

- InvenTrust named a "Top Workplace in Chicago" by The Chicago Tribune in 2022
- 100% of employees participated in a charitable event and/or fundraiser in 2022
- InvenTrust invests in its employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives

Governance

- InvenTrust places a strong emphasis on its governance policies & practices including a robust internal control environment, compensation, and shareholder rights
- In 2022, InvenTrust achieved 33% Board of Directors diversity
- Robust investor engagement program led by Investor Relations team and the Corporate Secretary's office

GRESB

GREEN LEASE LEADER

TOP WORK PLACES 2022 Chicago Tribune

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

SUSTAINABILITY ACCOUNTING STANDARDS BOARD SASB

GRI

Inventrust's Complete 2022 ESG Report

23

ESG Goals & Progress 24 InvenTrust set measurable goals to own and manage environmentally-friendly shopping centers; create innovative and inclusive work and community environments; and execute processes, reporting, and training to conduct business in a manner that upholds high standards of ethics and integrity. Below are the company’s five-year goals and their status as of December 31, 2022. (1) Common area lighting defined as parking lot lighting only. Excludes properties acquired during Q4 2022.

Strong & Experienced Board of Directors

InvenTrust Properties

InvenTrust's Board of Directors (the "Board") oversees the business and affairs of the Company, including its long-term health, overall success, and financial strength. While the full Board is actively involved in that work, including the oversight of risk management of the Company, the Board leverages the expertise of its members through maintaining three standing subcommittees. The Committees of the Board are the Audit Committee, Compensation Committee and Nominating & Corporate Governance Committee.

Board Experience

6/9 Current or Former C-Suite	**6/9** Real Estate
6/9 Investment or Financial	**5/9** Retail
89% Independent	**33%** Female
57 Average Age	**7 yrs** Average Tenure



Paula J. Saban
Chairperson since 2017
Director since 2004
Compensation - M

- Former Senior Vice President and Private Client Manager at Bank of America
- Over 25 years of financial services and banking experience



Thomas F. Glavin
Director since 2007
Audit - C, FE;
Nominating & Corporate Governance - M

- Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm
- Former partner at Gateway Homes, senior manager at Touche Ross & Co., and internal auditor at Vavrus & Associates



Scott A. Nelson
Director since 2016
Compensation - M

- Principal & Founder of SAN Prop Advisors, a real estate advisory firm
- Former Senior Vice President at Target Corp., Oversees various real estate groups
- Former Director of Real Estate at Mervyn's



Julian E. Whitehurst
Director since 2016
Compensation - C

- Former CEO and President of National Retail Properties, Inc.
- Previously served as COO of National Retail Properties, Inc. from 2004 to 2017
- Practiced business and real estate law for 20 years at Lowndes, Drosdick, Doster, Kantor & Reed



Michael A. Stein
Director since 2016
Audit - M, FE
Nominating & Corporate Governance - M

- Former Senior Vice President & CFO of ICOS Corp., a bio tech company acquired by Eli Lilly
- Former EVP & CFO of Nordstrom, Inc. as well as EVP and CFO of Marriott International, Inc., and former Partner at Arthur Andersen LLP



Amanda Black
Director since 2018
Audit - M, FE
Compensation - M

- Chief Investment Officer and managing Director of JLP Asset Management
- Former Senior Vice President & Portfolio Manager at Ascent Investment Advisors
- Over 20 years of experience in real estate investment



Stuart Aitken
Director since 2017
Audit - M
Nominating & Corporate Governance - C

- Chief Merchant and Marketing Officer at The Kroger Co.
- Former Group Vice President of The Kroger Co. & CEO of 84.51°(data analytics firm)
- Former CEO of dunnhumbyUSA and EVP & CMO of Michael's Stores



Daniel J. (DJ) Busch
President, CEO & Director since 2021

- Currently serving as President and CEO of InvenTrust Properties Corp.
- Previously served as EVP, CFO, and Treasurer since 2019
- Former Managing Director, Retail at Green Street Advisors



Smita Shah
Director since 2022
Audit - M,

- Founder and CEO of SPAAN Tech, Inc
- Commissioner for the White House Advisory Commission on Asian Americans, Native Hawaiians, and Pacific Islanders

NOTE: C – Chair; M – Member; FE – Financial Expert

25

Appendix 26 Shops At Arbor Trails | Austin, TX

Non-GAAP Measures and Definition of Terms General In addition to measures prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP” measures), this presentation contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures included in the Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs. NOI NOI excludes general and administrative expenses, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP Rent Adjustments. EBITDA Our non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, plus federal and state tax expense, interest expense, net, and depreciation and amortization. Adjustments for our unconsolidated joint venture are calculated to reflect our proportionate share of the joint venture's EBITDA on the same basis. Adjusted EBITDA Our non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Adjustments for our unconsolidated joint venture is calculated to reflect our proportionate share of the joint venture's Adjusted EBITDA on the same basis. NAREIT Funds From Operations (FFO) and Core FFO Our non-GAAP measure of NAREIT Funds from Operations ("NAREIT FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for our unconsolidated joint venture is calculated to reflect our proportionate share of the joint venture's NAREIT FFO on the same basis. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Pro Rata Where appropriate, the Company has included the results from its ownership share of its joint venture properties when combined with the Company's wholly owned properties, defined as "Pro Rata," with the exception of property and lease count, for the three months ended June 30, 2022. Pro Rata Cash includes IVT’s share of the cash and cash equivalents held at the joint venture as of June 30, 2023. Same Property Information provided on a same-property basis includes the results of properties that were owned and operated for the entirety of both periods presented. 27

Reconciliation of Non-GAAP Measures Same Property NOI 28 Note: in thousands. Three Months Ended June 30 Six Months Ended June 30 2023 2022 2023 2022 Income Minimum base rent $ 36,029 $ 34,341 $ 68,071 $ 64,693 Real estate tax recoveries 6,982 7,140 13,708 13,005 Common area maintenance, insurance, and other recoveries 6,557 6,583 11,934 11,647 Ground rent income 3,717 3,680 6,868 6,707 Short-term and other lease income 584 1,110 1,849 2,161 Provision for uncollectible billed rent and recoveries (167) (110) (393) (340) Reversal of uncollectible billed rent and recoveries — 240 488 1,083 Other property income 350 310 596 569 Total income 54,052 53,294 103,121 99,525 Operating Expenses Property operating 8,335 8,660 16,081 15,631 Real estate taxes 7,707 7,970 15,265 14,564 Total operating expenses 16,042 16,630 31,346 30,195 Same Property NOI $ 38,010 $ 36,664 $ 71,775 $ 69,330

Reconciliation of Net (Loss) Income to Pro Rata Same Property NOI Same Property NOI 29 Note: in thousands. Three Months Ended June 30 Six Months Ended June 30 2023 2022 2023 2022 Net income $ 2,068 $ 41,921 $ 3,201 $ 51,422 Adjustments to reconcile to non-GAAP metrics: Other income and expense, net (644) (207) (1,091) (155) Equity in (earnings) losses of unconsolidated entities (149) (716) 514 (3,432) Interest expense, net 9,377 5,631 18,886 10,440 Loss on extinguishment of debt — — — 96 Gain on sale of investment properties (984) (36,856) (984) (36,856) Depreciation and amortization 28,263 24,205 55,021 47,034 General and administrative 8,048 8,116 15,779 16,003 Other fee income — (640) (80) (1,394) Adjustments to NOI (a) (2,035) (2,422) (4,594) (6,294) NOI 43,944 39,032 86,652 76,864 NOI from other investment properties (5,934) (2,368) (14,877) (7,534) Same Property NOI $ 38,010 $ 36,664 $ 71,775 $ 69,330 (a) Adjustments to NOI include termination fee income and expense and GAAP Rent Adjustments.

Reconciliation of Non-GAAP Measures EBITDA and Adjusted EBITDA 30 Note: in thousands. Three Months Ended June 30 Six Months Ended June 30 2023 2022 2023 2022 Net income $ 2,068 $ 41,921 $ 3,201 $ 51,422 Depreciation and amortization related to investment properties 28,077 23,996 54,620 46,618 Gain on sale of investment properties (984) (36,856) (984) (36,856) Unconsolidated joint venture adjustments (a) — 1,385 342 920 NAREIT FFO Applicable to Common Shares and Dilutive Securities 29,161 30,446 57,179 62,104 Amortization of market lease intangibles and inducements, net (572) (1,062) (2,088) (3,609) Straight-line rent adjustments, net (853) (1,211) (1,762) (2,368) Adjusting items, net (b) 1,322 524 3,256 1,397 Unconsolidated joint venture adjusting items, net (c) (6) (66) (162) 128 Core FFO Applicable to Common Shares and Dilutive Securities $ 29,052 $ 28,631 $ 56,423 $ 57,652 Weighted average common shares outstanding - basic 67,523,105 67,413,049 67,515,913 67,384,044 Dilutive effect of unvested restricted shares (d) 188,743 137,797 167,313 193,480 Weighted average common shares outstanding - diluted 67,711,848 67,550,846 67,683,226 67,577,524 NAREIT FFO Applicable to Common Shares and Dilutive Securities per share $ 0.43 $ 0.45 $ 0.84 $ 0.92 Core FFO Applicable to Common Shares and Dilutive Securities per share $ 0.43 $ 0.42 $ 0.83 $ 0.85 (a) Represents our share of depreciation, amortization and gain on sale related to investment properties held in IAGM. (b) Adjusting items, net, are primarily loss on extinguishment of debt, amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as basis difference recognition arising from acquiring the four remaining properties of our joint venture, and miscellaneous and settlement income. (c) Represents our share of amortization of market lease intangibles and inducements, net, straight line rent adjustments, net and adjusting items, net related to IAGM. (d) For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP.

Reconciliation of Non-GAAP Measures NAREIT FFO and Core FFO 31 Note: in thousands. Three Months Ended June 30 Six Months Ended June 30 2023 2022 2023 2022 Net income $ 2,068 $ 41,921 $ 3,201 $ 51,422 Interest expense, net 9,377 5,631 18,886 10,440 Income tax expense 134 91 260 173 Depreciation and amortization 28,263 24,205 55,021 47,034 Unconsolidated joint venture adjustments (a) — 1,897 423 4,157 EBITDA 39,842 73,745 77,791 113,226 Adjustments to reconcile to Adjusted EBITDA Gain on sale of investment properties (984) (36,856) (984) (36,856) Loss on debt extinguishment — — — 96 Non-operating income and expense, net (b) (129) (362) 736 (456) Other leasing adjustments (c) (1,425) (2,273) (3,850) (5,977) Unconsolidated joint venture adjusting items, net (d) (6) (117) (178) (2,041) Adjusted EBITDA $ 37,298 $ 34,137 $ 73,515 $ 67,992 (a) Represents our share of depreciation, amortization, interest expense, net, and income tax expense related to IAGM. (b) Non-operating income and expense, net, includes other items which are not pertinent to measuring ongoing operating performance, such as basis difference recognition arising from acquiring the four remaining properties of our joint venture, and miscellaneous and settlement income. (c) Other leasing adjustments includes amortization of above and below market leases and straight-line rent adjustments. (d) Represents our share of loss on extinguishment of debt, amortization of market lease intangibles and inducements, net, straight line rent adjustments, net and non-operating income and expense, net, related to IAGM.

Reconciliation of 2023 Guidance Range Estimated net income per share to estimated NAREIT FFO and Core FFO per diluted share 32 Note: in thousands. (a) Adjusting items, net, are primarily amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as basis difference recognition arising from acquiring the four remaining properties of our joint venture, and miscellaneous and settlement income. (Unaudited) Low End High End Net income $ 0.06 $ 0.11 Depreciation and amortization related to investment properties 1.59 1.59 Gain on sale of investment properties, net (0.01) (0.01) NAREIT FFO Applicable to Common Shares and Dilutive Securities 1.64 1.69 Amortization of market-lease intangibles and inducements, net (0.05) (0.05) Straight-line rent adjustments, net (0.05) (0.05) Adjusting items, net (a) 0.07 0.05 Core FFO Applicable to Common Shares and Dilutive Securities $ 1.61 $ 1.64

INVENTRUST PROPERTIES CORP. (IVT) Investor Presentation IVT’s Quarterly Earnings Materials IVT’S Complete 2022 ESG Report Corporate Office 3025 Highland Parkway | Suite 350 Downers Grove, IL 60515 630.570.0700 info@InvenTrustProperties.com Investor Relations 630.570.0605 InvestorRelations@InvenTrustProperties.com Transfer Agent Computershare 855.377.0510